PAGE 1
KEYSTONE OMEGA FUND
SEEKS MAXIMUM CAPITAL GROWTH FROM COMMON STOCKS.

Dear Shareholder:

We are pleased to report on Keystone Omega Fund for the six-month period, which ended June 30, 1997.

PERFORMANCE

For the periods which ended June 30, 1997 your Fund produced the following investment results:
  Class A Shares returned 7.96% for the six-month period and 16.40% for the twelve-month period.
  Class B Shares returned 7.51% for the six-month period and 15.38% for the twelve-month period.
  Class C Shares returned 7.55% for the six-month period and 15.42% for the twelve-month period
  Class Y Shares returned 5.48% since they began operation on January 13, 1997. While the Fund lagged broad market averages for the six months and twelve months, the portfolio has been in a state of repositioning, so it now emphasizes large-company stocks that have been the market leaders. In fact, the Fund's relative performance accelerated sharply during the last three months of the period.

INVESTMENT ENVIRONMENT

Stocks made strong gains during the first three months of 1997, before experiencing a sharp correction in late March and April. The correction was largely triggered by concerns about inflation and a change in the Federal Reserve Board's monetary policy. In what it termed a "pre-emptive strike" against inflation, the Fed raised short-term interest rates 0.25% on March 25, 1997. While the March-April downturn in the market was short-lived, it erased the gains stocks had generated earlier in 1997. In late April, however, a succession of economic reports indicated that economic growth was moderating and that inflation was not accelerating. This positive economic news caused interest rates to decline and stocks to rally. Through June 30, 1997, stock prices continued to rise steadily.

INVESTMENT STRATEGY

During the six-month period, as we searched for strong companies we emphasized the stocks of large multinational companies with reasonable price/earnings ratios, relative to the overall market. The stocks of these types of companies have been market leaders for more than two years, and they tend to be of better quality and more liquid than smaller company stocks. At the end of the six-month period, approximately 70% of the portfolio's net assets were invested in such companies, up from 40% a year ago. The large companies in which we invested had several attractive characteristics. These included solid records of consistent earnings growth, industry leadership and strong management. We sought companies with these attributes in a variety of economic sectors, including finance, healthcare, business services, foods, and oil services.
  At nearly 16% of net assets on June 30, 1997, finance and bank stocks accounted for the portfolio's largest industry allocation. In this area, we maintained our focus on companies that we believe should continue to benefit from industry consolidation, increased productivity through the use of technology, and relatively low interest rates. The finance stocks in the portfolio included American Express, Travelers Group and BankBoston.
  The biggest change in the portfolio occurred in the healthcare area. The Fund's allocation in healthcare rose from nearly 9% of net assets on December 31, 1996 to 17% on June 30, 1997. This increase was the result of market appreciation as well the purchase of additional shares of companies we already held in the portfolio. For example, the Fund's largest holding is Warner Lambert. We invested in Warner Lambert about two years ago, because we believed it

                                 -- CONTINUED--

PAGE 2
KEYSTONE OMEGA FUND

had promising products in the pipeline. With the release of two new drugs-- a cholesterol lowering medication and a diabetes drug-- Warner Lambert's market share increased significantly. This enhanced the company's appeal, and we purchased additional shares of stock for the portfolio.
  We also found opportunities among medium-sized companies, which accounted for 30% of the portfolio's net assets at the end of the period. For the past two years, medium-sized companies were out of favor with investors. As large-company stocks became more expensive, however, investors began to show renewed interest in mid-sized firms. Going forward, we will continue to invest a portion of the Fund's assets in medium-sized companies. In selecting these types of companies for the portfolio, we apply the same criteria that we use for choosing large companies. Because earnings growth is key to rising stock prices, we seek companies that we believe have the potential to produce consistent earnings over time.

OUTLOOK

Despite the lofty levels of stock prices at the conclusion of the six-month period, we believe the environment continues to be healthy for stocks in the foreseeable future. Gross Domestic Product (GDP) continues to grow at a more moderate rate than it had experienced earlier in 1997, and there are still relatively few signs of inflationary pressure that could prompt the Federal Reserve Board to push short-term interest rates up significantly.
  Despite our cautious optimism, it is important to remember that the financial markets move in cycles. To be sure, further market corrections, similar to that of March and April, would not be unexpected. We currently are well into our third year of strong, above-average returns from the stock markets. It seems reasonable to expect that the markets cannot indefinitely sustain their recent performance, and we recommend investors moderate their expectations about the level of returns they are likely to enjoy.
  With this outlook, we will continue to manage the Keystone Omega Fund with a strategy that emphasizes high-quality stocks that have helped the fund deliver consistent performance for so long.

PORTFOLIO MANAGEMENT

We would like to inform you that Maureen Cullinane, a Keystone Senior Vice President with more than 18 years of investment experience remains portfolio manger of Keystone Omega Fund.
  In the annual report, which we sent you earlier this year, we had announced that Warren Isabelle would become the Fund's portfolio manager. However, since that time, Mr. Isabelle has left the firm. Ms. Cullinane, who has successfully managed the Fund since 1989 will continue as portfolio manager. During her tenure as Omega Fund portfolio manager, the Omega Fund has produced a strong long-term performance record.
  Ms. Cullinane will continue to manage the Fund in the style that has produced such an excellent long-term record. We will provide an extensive report on the management of Omega Fund in the fall.

  Thank you for your support of Keystone Omega Fund. If you have any questions about your Keystone investment, please feel free to write to us.

Sincerely,
/s/ Albert H. Elfner, III                 (Photo of Albert    (Photo of George
Albert H. Elfner, III                     H. Elfner, III      S. Bissell
CHAIRMAN                                  appears here)       appears here)
KEYSTONE INVESTMENT MANAGEMENT COMPANY
/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

    ALBERT H. ELFNER, III             GEORGE S. BISSELL

August 1997

PAGE 4
KEYSTONE OMEGA FUND

TOP 10 STOCKS

AS OF JUNE 30, 1997

                                                  PERCENTAGE OF
COMPANY                     INDUSTRY               NET ASSETS
Warner Lambert              Healthcare                     4.7%
General Electric            Electronics                    3.4%
Motorola Inc.               Telecommunications             2.7%
Greenpoint Financial        Banks                          2.6%
EI DuPont de Nemours        Chemicals &
                            Agricultural
                            products                       2.6%
Phillip Morris              Food & Beverages               2.4%
Exxon                       Oil                            2.3%
USA Waste                   Environmental
  Services                  Services                       2.2%
First American Corp.        Banks                          2.2%
Coca Cola                   Foods & Beverages              2.2%

TOP FIVE INDUSTRIES

AS OF JUNE 30, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Healthcare products & services                          16.6%
Food & Beverage products                                 8.3%
Banks                                                    8.3%
Electronics                                              8.0%
Finance & Insurance                                      7.5%

                          (Diamond appears here)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                          CHARLOTTE, N.C. 28288-1195.

                            Your Fund's Performance

(Graph appears here with the following information)

Growth of an investment in
Keystone Omega Fund Class A
In Thousands
                       6/87 6/88 6/89 6/90 6/91 6/92 6/93 6/94 6/95 6/96 6/97
Dividend Reinvestment  (Customer to fill in plot points)
Initial Reinvestment

A $10,000 investment in Keystone Omega Fund made on June 30, 1987 with all distributions reinvested was worth $35,124 on June 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on the differences in loads and fees paid by shareholders investing in the different classes.

Class A share performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B and C shares were introduced on August 2, 1993. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.

[CAPTION]

SIX-MONTH PERFORMANCE             AS OF JUNE 30, 1997
                        CLASS A    CLASS B    CLASS C    CLASS Y
Total returns*            7.96 %     7.51 %     7.55 %     5.48 %
Net Asset
  Value      12/31/96   $19.52     $18.83     $18.86     $19.98 **
Net Asset
  Value 6/30/97         $20.17     $19.34     $19.37     $20.16
Capital Gain
  Distributions         $ 0.85     $ 0.85     $ 0.85     $ 0.85

* BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC). CLASS Y TOTAL RETURN CALCULATED FOR PERIOD FROM JANUARY 13, 1997 (DATE OF INITIAL PUBLIC OFFERING) TO JUNE 30, 1997.
** INITIAL NET ASSET VALUE OF CLASS Y ON JANUARY 13, 1997.

[CAPTION]

HISTORICAL RECORD                    AS OF JUNE 30, 1997
CUMULATIVE TOTAL
  RETURNS               CLASS A    CLASS B    CLASS C    CLASS Y
1-year w/o sales
  charge                 16.40 %    15.38 %    15.42 %       --
1-year                   10.87 %    10.38 %    14.42 %       --
5-year                   95.46 %       --         --         --
10-year                 251.24 %       --         --         --
Life of Class               --      60.90 %    64.15 %     5.48 %

AVERAGE ANNUAL
  RETURNS
1-year w/o sales
  charge                 16.40 %    15.38 %    15.42 %       --
1-year                   10.87 %    10.38 %    14.42 %       --
5-year                   14.34 %       --         --         --
10-year                  13.39 %       --         --         --
Life of Class               --      12.92 %    13.50 %       --

  Class C shares are subject to a 1% contingent deferred sales charge for 12 months after the month purchased. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.
  Class Y shares were introduced on January 13, 1997. Class Y Shares are available, without a front-end sales charge or contingent deferred sales charge, only to investment advisory clients of First Union or its affiliates and certain institutional clients.

PAGE 6
KEYSTONE OMEGA FUND

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997 (UNAUDITED)

[CAPTION]

  SHARES                                              VALUE
COMMON STOCKS-- 95.1%
                   BANKS-- 8.3%
     34,700        BankBoston Corp...............  $  2,500,569
    150,000        First American Corp...........     5,770,313
     56,000        Firstplus Financial Group,
                     Inc.........................     1,904,000
    105,000        Greenpoint Financial Corp.....     6,989,062
    100,000        TCF Financial Corp............     4,937,500
                                                     22,101,444
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 3.4%
    196,300   *    Furniture Brands
                     International, Inc..........     3,803,313
    170,000        Sherwin-Williams Company......     5,248,750
                                                      9,052,063
                   BUSINESS EQUIPMENT & SERVICES-- 3.2%
     50,000        Hewlett-Packard Co............     2,800,000
     37,200        Stewart Enterprises, Inc......     1,557,750
    123,800        Thermo Electron Corp..........     4,209,200
                                                      8,566,950
                   CAPITAL GOODS-- 2.9%
     50,000        Case Corp.....................     3,443,750
     40,000        Caterpillar, Inc..............     4,295,000
                                                      7,738,750
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 4.0%
    110,000        Du Pont E. I. De Nemours &
                     Co..........................     6,916,250
     85,000        Monsanto Co...................     3,660,312
                                                     10,576,562
                   DIVERSIFIED COMPANIES-- 1.6%
     60,000   *    Tyco Interational Ltd.........     4,173,750
                   ELECTRONICS-- 8.0%
    151,666   *    Analog Devices, Inc...........     4,028,628
    140,000        General Electric Co...........     9,152,500
     23,500        Intel Corp....................     3,327,453
     55,000        Texas Instruments, Inc........     4,623,438
                                                     21,132,019
                   ENVIRONMENTAL SERVICES-- 3.1%
     94,000        United States Filter Corp.....     2,561,500
    150,000   *    USA Waste Services, Inc.......     5,793,750
                                                      8,355,250
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   FINANCE & INSURANCE-- 7.5%
     65,000        American Express Co...........  $  4,842,500
     35,000        American International Group,
                     Inc.........................     5,228,125
     45,000        Student Loan Marketing
                     Association.................     5,715,000
     63,333        Travelers Group, Inc..........     3,993,937
                                                     19,779,562
                   FOOD & BEVERAGE PRODUCTS-- 8.3%
     85,000        Coca Cola Co. (The)...........     5,737,500
    268,200        Flowers Industries, Inc.......     4,509,113
    145,000        Pepsico, Inc..................     5,446,562
    145,000        Philip Morris Companies,
                     Inc.........................     6,434,375
                                                     22,127,550
                   HEALTHCARE PRODUCTS & SERVICES-- 16.6%
     60,000        American Home Products Corp...     4,590,000
     22,500   *    Boston Scientific Corp........     1,382,344
     59,250        Cardinal Health, Inc..........     3,392,063
    162,600        Gilead Sciences, Inc..........     4,501,987
    200,000   *    HEALTHSOUTH Corp..............     4,987,500
     50,000        Lilly (Eli) & Co..............     5,465,625
     21,900        Pfizer, Inc...................     2,617,050
     50,000        SmithKline Beecham PLC, ADR...     4,581,250
    100,000        Warner-Lambert Co.............    12,425,000
                                                     43,942,819
                   INFORMATION SERVICES & TECHNOLOGY-- 1.6%
     34,000   *    Microsoft Corp................     4,299,938
                   LEISURE & TOURISM-- 1.0%
     45,000        HFS, Inc......................     2,610,000
                   NATURAL GAS-- 3.5%
     80,000        Barrett Resources Corp........     2,395,000
    100,000   *    Nuevo Energy Corp.............     4,100,000
     97,100   *    United Meridian Corp..........     2,913,000
                                                      9,408,000
                   OFFICE EQUIPMENT & SUPPLIES-- 5.2%
    140,000   *    E M C Corp....................     5,460,000
     60,000        International Business
                     Machines Corp...............     5,411,250
     70,000   *    Parametric Technology Corp....     2,977,187
                                                     13,848,437

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997 (UNAUDITED)

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   OIL-- 5.4%
     30,000        Amoco Corp....................  $  2,608,125
     97,500        Exxon Corp....................     5,996,250
     74,200        Pennzoil Co...................     5,694,850
                                                     14,299,225
                   OIL FIELD SERVICES-- 5.9%
     60,000   *    BJ Services Co................     3,217,500
     44,100        Diamond Offshore Drilling,
                     Inc.........................     3,445,312
     90,000   *    ENSCO International, Inc......     4,747,500
     72,800   *    Falcon Drilling...............     4,195,100
                                                     15,605,412
                   RETAILING & WHOLESALE-- 1.4%
     70,000   *    CDW Computer Centers, Inc.....     3,714,375
                   TELECOMMUNICATION SERVICES & EQUIPMENT--
                     4.2%
     60,000   *    Cisco Systems, Inc............     4,029,375
     95,000        Motorola, Inc.................     7,220,000
                                                     11,249,375
TOTAL COMMON STOCKS
  (IDENTIFIED COST, $197,604,810)................   252,581,481
    PAR
   VALUE                                              VALUE
REPURCHASE AGREEMENT-- 3.0%
$ 7,884,000        Keystone Joint Repurchase Agreement,
                   (investment in repurchase
                     agreement, in joint
                     trading account, purchased
                     6/30/97, 6.039%, maturing
                     7/1/97, maturity value
                     $7,885,323) (a).............  $  7,884,000

TOTAL INVESTMENTS--
  (IDENTIFIED COST, $205,488,810)            98.1%    260,465,481
OTHER ASSETS AND
  LIABILITIES-- NET                           1.9       5,034,590
NET ASSETS                                  100.0%   $265,500,071

 * Non-income producing securities.
(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1997.

ADR-- American Depository Receipts.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8
KEYSTONE OMEGA FUND

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   SIX MONTHS
                                     ENDED
                                 JUNE 30, 1997                                 YEAR ENDED DECEMBER 31,
                                 (UNAUDITED)(B)      1996       1995      1994      1993     1992(B)    1991      1990      1989
NET ASSET VALUE BEGINNING OF
  PERIOD                              $19.52         $19.56     $15.54    $17.11    $15.84    $17.68    $13.37    $16.03    $13.66
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)           (0.01)         (0.06)      0.00      0.04     (0.07)     0.00     (0.04)     0.11      0.17
Net realized and unrealized gain
  (loss) on investments                 1.51           2.15       5.58     (1.00)     3.07      0.39      6.92     (0.39)     4.30
Total from investment operations        1.50           2.09       5.58     (0.96)     3.00      0.39      6.88     (0.28)     4.47
LESS DISTRIBUTIONS FROM
Net investment income                   0.00           0.00       0.00      0.00      0.00      0.00     (0.02)    (0.25)    (0.20)
In excess of net investment
  income                                0.00           0.00       0.00      0.00      0.00      0.00     (0.05)    (0.04)     0.00
Net realized gain on investments       (0.85)         (2.13)     (1.56)    (0.61)    (1.73)    (2.23)    (2.50)    (2.09)    (1.90)
Total distributions                    (0.85)         (2.13)     (1.56)    (0.61)    (1.73)    (2.23)    (2.57)    (2.38)    (2.10)
NET ASSET VALUE END OF PERIOD         $20.17         $19.52     $19.56    $15.54    $17.11    $15.84    $17.68    $13.37    $16.03
TOTAL RETURN(A)                         7.96%         11.31%     36.94%    (5.66%)   19.33%     4.00%    54.49%    (2.38%)   33.05%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                        1.31%(d)       1.33%      1.38%     1.41%     1.51%     1.52%     1.57%     1.73%     1.84%
  Total expenses, excluding
    indirectly paid expenses            1.29%(d)       1.32%      1.37%      N/A       N/A       N/A       N/A       N/A       N/A
  Net investment income (loss)         (0.13%)(d)     (0.29%)     0.00%     0.27%    (0.48%)   (0.01%)   (0.31%)    0.70%     1.03%
PORTFOLIO TURNOVER RATE                   53%           173%       159%      137%      162%      176%      115%      108%       77%
AVERAGE COMMISSION RATE PAID         $0.0580        $0.0621        N/A       N/A       N/A       N/A       N/A       N/A       N/A
NET ASSETS END OF PERIOD
  (THOUSANDS)                       $148,871       $154,825   $135,079   $99,569   $90,404   $73,144   $58,671   $38,531   $39,682

                                    1988
NET ASSET VALUE BEGINNING OF
  PERIOD                            $12.08
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)          0.30(c)
Net realized and unrealized gain
  (loss) on investments               1.40
Total from investment operations      1.70
LESS DISTRIBUTIONS FROM
Net investment income                (0.12)
In excess of net investment
  income                              0.00
Net realized gain on investments      0.00
Total distributions                  (0.12)
NET ASSET VALUE END OF PERIOD       $13.66
TOTAL RETURN(A)                      14.05%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                      1.78%
  Total expenses, excluding
    indirectly paid expenses           N/A
  Net investment income (loss)        2.22%
PORTFOLIO TURNOVER RATE                 84%
AVERAGE COMMISSION RATE PAID           N/A
NET ASSETS END OF PERIOD
  (THOUSANDS)                      $33,951

 (a) Excluding applicable sales charges.

 (b) Calculated based on average shares outstanding.

 (c) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

 (d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SIX MONTHS
                                                                ENDED
                                                            JUNE 30, 1997                   YEAR ENDED DECEMBER 31,
                                                            (UNAUDITED)(B)        1996         1995         1994        1993(C)
NET ASSET VALUE BEGINNING OF PERIOD                              $18.83           $19.10       $15.34       $17.06       $17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                               (0.09)           (0.17)       (0.09)       (0.06)       (0.05)
Net realized and unrealized gain (loss) on investments             1.45             2.03         5.41        (1.05)        1.55
Total from investment operations                                   1.36             1.86         5.32        (1.11)        1.50
LESS DISTRIBUTIONS FROM
Net realized gain from investments                                (0.85)           (2.13)       (1.56)       (0.61)       (1.73)
Total distributions                                               (0.85)           (2.13)       (1.56)       (0.61)       (1.73)
NET ASSET VALUE END OF PERIOD                                    $19.34           $18.83       $19.10       $15.34       $17.06
TOTAL RETURN(A)                                                    7.51%           10.31%       35.70%       (6.57%)       9.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                   2.16%(d)         2.20%        2.29%        2.30%        2.57%(d)
  Total expenses, excluding indirectly paid expenses               2.14%(d)         2.18%        2.27%         N/A          N/A
  Net investment loss                                             (0.97%)(d)       (1.15%)      (0.94%)      (0.58%)      (1.73%)(d)
PORTFOLIO TURNOVER RATE                                              53%             173%         159%         137%         162%
AVERAGE COMMISSION RATE PAID                                    $0.0580          $0.0621          N/A          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)                           $101,460          $89,921      $71,636      $32,266       $7,423

 (a) Excluding applicable sales charges.

 (b) Calculated based on average shares outstanding.

 (c) For the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993.

 (d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE OMEGA FUND

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               SIX MONTHS
                                                                  ENDED
                                                             JUNE 30, 1997                   YEAR ENDED DECEMBER 31,
                                                             (UNAUDITED)(B)        1996         1995         1994       1993(C)
NET ASSET VALUE BEGINNING OF YEAR                                 $18.86           $19.13       $15.37      $17.09       $17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                (0.09)           (0.18)       (0.13)      (0.07)       (0.06)
Net realized and unrealized gain (loss) on investments              1.45             2.04         5.45       (1.04)        1.59
Total from investment operations                                    1.36             1.86         5.32       (1.11)        1.53
LESS DISTRIBUTIONS FROM
Net realized gain from investments                                 (0.85)           (2.13)       (1.56)      (0.61)       (1.73)
Total distributions                                                (0.85)           (2.13)       (1.56)      (0.61)       (1.73)
NET ASSET VALUE END OF YEAR                                       $19.37           $18.86       $19.13      $15.37       $17.09
TOTAL RETURN(A)                                                     7.55%           10.29%       35.62%      (6.56%)       9.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                    2.17%(d)         2.21%        2.30%       2.30%        2.48%(d)
  Total expenses, excluding indirectly paid expenses                2.15%(d)         2.20%        2.29%        N/A          N/A
  Net investment loss                                              (0.98%)(d)       (1.17%)      (0.91%)     (0.63%)      (1.64%)(d)
PORTFOLIO TURNOVER RATE                                               53%             173%         159%        137%         162%
AVERAGE COMMISSION RATE PAID                                    $ 0.0580          $0.0621          N/A         N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)                            $ 15,169          $17,628      $13,963      $9,900       $3,620

 (a) Excluding applicable sales charges.

 (b) Calculated based on average shares outstanding.

 (c) For the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993.

 (d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                          FOR THE PERIOD
                                                                                                       FROM JANUARY 13, 1997
                                                                                                    (DATE OF INITIAL OFFERING)
                                                                                                         TO JUNE 30, 1997
                                                                                                            (UNAUDITED)
NET ASSET VALUE BEGINNING OF PERIOD                                                                             $19.98
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                                             0.00
Net realized and unrealized gain on investments                                                                   1.03
Total from investment operations                                                                                  1.03
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                                                                 (0.85)
Total distributions                                                                                              (0.85)
NET ASSET VALUE END OF PERIOD                                                                                   $20.16
TOTAL RETURN                                                                                                      5.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                                                  0.00%(a)
  Total expenses, excluding indirectly paid expenses                                                              0.00%(a)
  Net investment income                                                                                           0.00%(a)
PORTFOLIO TURNOVER RATE                                                                                             53%
AVERAGE COMMISSION RATE PAID                                                                                   $0.0580
NET ASSETS END OF PERIOD                                                                                           $21

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE OMEGA FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

ASSETS
 Investments, at value
   (identified cost, $205,488,810)              $260,465,481
 Cash                                                    301
 Receivable for investments sold                   5,787,863
 Receivable for Fund shares sold                     289,374
 Dividends and interest receivable                   131,303
 Prepaid expenses                                     65,264
 Other assets                                         82,374
   Total assets                                  266,821,960
LIABILITIES
 Payable for investments purchased                   511,798
 Payable for Fund shares redeemed                    736,167
 Distribution fees payable                            45,215
 Due to related parties                                6,000
 Accrued expenses and other liabilities               22,709
   Total liabilities                               1,321,889
NET ASSETS                                      $265,500,071
NET ASSETS REPRESENTED BY
 Paid-in-capital                                $208,897,261
 Accumulated net investment loss                    (627,658)
 Accumulated net realized gain on investments      2,253,797
 Net unrealized appreciation on investments       54,976,671
   Total net assets                             $265,500,071
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 CLASS A SHARES
   Net assets of $148,871,373 4 7,380,550
     shares outstanding                         $      20.17
   Offering price per share ($20.17 4 0.9525)
     (based on sales charge of 4.75% of the
     offering price at June 30, 1997)           $      21.18
 CLASS B SHARES
   Net assets of $101,459,722 4 5,246,743
     shares outstanding                         $      19.34
 CLASS C SHARES
   Net assets of $15,168,955 4 782,999 shares
     outstanding                                $      19.37
 CLASS Y SHARES
   Net assets of $21 4 1 share outstanding      $      20.16

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
 Dividends (net of foreign
   withholding taxes of $3,642)                     $ 1,021,738
 Interest                                               478,030
   Total income                                       1,499,768
EXPENSES
 Management fee                        $954,155
 Distribution Plan expenses             649,980
 Transfer agent fee                     345,391
 Accounting expense                      13,123
 Custodian fees                          66,096
 Trustees' fees and expenses              7,618
 Miscellaneous expenses                 112,513
   Total expenses                     2,148,876
   Less: Expenses paid indirectly       (21,450)
 Net expenses                                         2,127,426
 Net investment loss                                   (627,658)
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Net realized gain on investments                     2,536,082
 Net change in unrealized
   appreciation on investments                       17,022,368
 Net realized and unrealized gain
   on investments                                    19,558,450
 Net increase in net assets
   resulting from operations                        $18,930,792

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                           ENDED
                                                                                       JUNE 30, 1997       YEAR ENDED
                                                                                        (UNAUDITED)     DECEMBER 31, 1996
OPERATIONS
  Net investment loss                                                                  $    (627,658)     $  (1,563,271)
  Net realized gain on investments                                                         2,536,082         35,051,903
  Net change in unrealized appreciation on investments                                    17,022,368         (8,092,996)
     Net increase in net assets resulting from operations                                 18,930,792         25,395,636
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN ON INVESTMENTS:
     Class A Shares                                                                       (6,111,942)       (15,011,932)
     Class B Shares                                                                       (4,388,061)        (9,027,710)
     Class C Shares                                                                         (657,416)        (1,879,136)
     Class Y Shares                                                                               (1)                 0
     Total distributions to shareholders                                                 (11,157,420)       (25,918,778)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
     Class A Shares                                                                       12,556,352         33,571,953
     Class B Shares                                                                       21,579,395         28,806,348
     Class C Shares                                                                        1,877,435          6,288,512
     Class Y Shares                                                                               20                  0
  Payments for shares redeemed:
     Class A Shares                                                                      (28,558,907)       (44,999,521)
     Class B Shares                                                                      (17,066,220)       (19,500,081)
     Class C Shares                                                                       (5,365,178)        (4,608,982)
     Class Y Shares                                                                                0                  0
  Net asset value of shares issued in reinvestment of distributions:
     Class A Shares                                                                        5,545,839         13,822,516
     Class B Shares                                                                        4,149,157          8,494,665
     Class C Shares                                                                          635,076          1,743,341
     Class Y Shares                                                                                1                  0
  Shares issued in acquisition of Hartwell Growth Fund:
     Class A Shares                                                                                0         16,929,242
     Class B Shares                                                                                0          1,206,044
     Class C Shares                                                                                0            464,444
     Net increase (decrease) in net assets resulting from capital share transactions      (4,647,030)        42,218,481
       Total increase in net assets                                                        3,126,342         41,695,339
NET ASSETS:
  Beginning of period                                                                    262,373,729        220,678,390
  End of period, including net investment loss of $627,658 and $0, respectively        $ 265,500,071      $ 262,373,729

SEE NOTES TO FINANCIAL STATEMENTS

PAGE 14
KEYSTONE OMEGA FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Omega Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a wholly-owned subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to achieve maximum capital growth by investing in a varied portfolio consisting of common stocks and securities convertible into common stocks.
  The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are currently offered at a public offering price, which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 that have been outstanding for seven years will automatically convert to Class A shares. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase. Class Y shares are available, without a front-end sales charge or contingent deferred sales charge, only to investment advisory clients of First Union and its affiliates and certain institutional clients. Class Y shares were initially offered to the public on January 13, 1997.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

E. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses for tax purposes.

F. CLASS ALLOCATIONS

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                          SIX MONTHS
                             ENDED
                         JUNE 30, 1997       YEAR ENDED
                          (UNAUDITED)     DECEMBER 31, 1996
CLASS A
Shares sold                   652,496          1,759,793
Shares redeemed            (1,497,048)        (2,381,626)
Shares issued in
  Acquisition of
  Hartwell Growth Fund             --            910,037
Shares issued in
  reinvestment of
  distributions               292,502            736,752
Net increase
  (decrease)                 (552,050)         1,024,956
CLASS B
Shares sold                 1,151,467          1,552,928
Shares redeemed              (907,946)        (1,062,059)
Shares issued in
  Acquisition of
  Hartwell Growth Fund             --             66,754
Shares issued in
  reinvestment of
  distributions               227,976            466,572
Net increase                  471,497          1,024,195
CLASS C
Shares sold                   100,953            336,661
Shares redeemed              (287,344)          (253,439)
Shares issued in
  Acquisition of
  Hartwell Growth Fund             --             25,665
Shares issued in
  reinvestment of
  distributions                34,837             95,593
Net increase
  (decrease)                 (151,554)           204,480

PAGE 16
KEYSTONE OMEGA FUND

During the period from January 13, 1997 to June 30, 1997, one Class Y share was sold.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the six months ended June 30, 1997 were $126,294,487 and $139,232,697, respectively.

4. DISTRIBUTION PLANS

The Fund has entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc.
  The Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the Class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to Class B and Class C shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  During the six months ended June 30, 1997, amounts paid to EKD and/or its predecessor pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $100,891, $468,692 and $80,397, respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or its predecessor may continue as compensation for services which had been provided while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  EKD and/or its predecessor has advised the Fund that it has retained front-end sales charges resulting from the sales of Class A shares of the Fund during the six months ended June 30, 1997 of $18,507.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. As such, Keystone manages the Fund's investments, provides certain administrative services and supervises the Funds daily business affairs. In return, Keystone is paid a management fee, computed daily and paid monthly. The management fee is determined by applying percentage rates starting at 0.75% and declining as net assets increase to 0.50% per annum, to the average daily net asset value of the Fund.
  During the six months ended June 30, 1997, the Fund paid or accrued $13,123 to Keystone for certain accounting services. Evergreen Keystone Service Company, a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the

Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. FUND REORGANIZATION

On April 25, 1996, the Fund acquired the net assets of Keystone Hartwell Growth Fund in exchange for Class A, B, and C shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone Hartwell Growth Fund on April 25, 1996. The acquisition was accomplished by a tax-free exchange of 1,002,456 shares of the Fund for the net assets of Keystone Hartwell Growth Fund. The net assets of Keystone Hartwell Growth Fund on that date, including $7,665,038 of unrealized appreciation on investment, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Hartwell Growth Fund immediately before the acquisition were $236,927,458 and $18,599,730, respectively. The net assets of the Fund immediately after the acquisition was $255,527,188.

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

                               KEYSTONE AMERICA
                                FAMILY OF FUNDS
                             (Diamond appears here)
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Global Resources & Development Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

                               Evergreen Keystone
(Evergreen tree appears here)       FUNDS(SM)     (Keystone logo appears here)

   P.O. Box 2121
   Boston, Massachusetts 02106-2121

OFI-R Rev01 7/97                                    (Recycle logo appears here)

                                    KEYSTONE
                   (Photo of mountain climber appears here)
                                      OMEGA
                                      FUND

                               Evergreen Keystone
(Evergreen tree appears here)       FUNDS(SM)     (Keystone logo appears here)

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997